                                 SEFTON FUNDS

                      SUPPLEMENT DATED DECEMBER 17, 1996
            TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                             DATED JULY 12, 1996



        The following Supplement is provided to update and should be read in conjuction with the information provided in the Prospectus and Statement of Additional Information.

        At a Meeting held on October 15, 1996 the Board of Trustees of the Sefton Funds approved, as successor Administrator and Distributor to ALPS, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services. BISYS' principal place of business is 3435 Stelzer Road, Columbus, Ohio 43219. BISYS will perform the same services as ALPS. The conversion will occur at the close of business December 13, 1996. On or about December 20, 1996 BISYS Fund Services, Inc. ("BISYS") became the successor Transfer Agent to State Street Bank and Trust Company. All references to State Street Bank and Trust Company ("State Street") as Transfer Agent in the Prospectus shall refer to BISYS.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING FUND SHARE VALUATION:

        The net asset value per share of the Funds is calculated at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange is open for trading.


PLEASE NOTE THE FOLLOWING REVISION REGARDING MINIMUM PURCHASE REQUIREMENTS

        The minimum initial investment in any Fund will be $2,000.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING PURCHASE OF SHARES:

        BISYS maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a statement of transactions, holdings and dividends. A completed Account Application together with a check payable to Sefton Funds should be forwarded to Sefton Funds, P.O. Box 182494, Columbus, Ohio 43218-2494. Purchases made by check in any Fund are not permitted to be redeemed until payment of the purchase has been collected, which may take up to fifteen days. Third party and foreign checks will not be accepted.


THROUGH AUTHORIZED BROKER, INVESTMENT ADVISER OR SERVICE ORGANIZATION
_____________________________________________________________________

        After a Purchase Application has been completed, your investment representatives will contact the Fund to place an order on your behalf on that day. In addition, shares in any Fund may be purchased by forwarding an application directly to the Sefton Funds, P.O Box 182494, Columbus, Ohio 43218-2494.


BY WIRE
_______

        Please call 1-800-524-2276 for complete wiring instructions.


INDIVIDUAL RETIREMENT ACCOUNTS
______________________________

        The U.S. Government Fund and the Equity Value may be used as a funding medium for IRAs. For more information call the Fund at 1-800-524-2276.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING EXCHANGE OF SHARES:

        Before engaging in an exchange transaction, a shareholder should carefully read the Prospectus describing the Fund into which the exchange will occur, which is available without charge and can be obtained by writing to Sefton Funds, P.O. Box 182494, Columbus, Ohio 43218-2494 or by calling (800) 524-2276.


BY MAIL
_______

        To exchange Fund shares by mail, simply send a letter of instruction to the Fund. The letter of instruction must include: (i) your account number; (ii) the Fund from and the Fund into which you wish to exchange your investment; and
(iii) the dollar or share amount you wish to exchange.

AUTOMATIC INVESTMENT PROGRAM
____________________________

        An eligible shareholder may participate in the Automatic Investment Program, in investment plan that automatically debits money from the shareholder's bank account and invests it in one or more of the Funds in the Trust through the use of electronic funds transfer.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING REDEMPTIONS OF SHARES:

BY MAIL
_______

        A letter should be sent directly to the Funds. To be accepted, a letter requesting redemption must include: (i) the Fund name and account registration from which you are redeeming shares; (ii) your account number; (iii) the amount to be redeemed; (iv) the signatures of all registered owners; and (v) for redemptions exceeding $50,000 or being mailed to an address other than the registered shareholder, a signature guarantee by an eligible guarantor institution, including a member of a national securities exchange, or a commercial bank or trust company, broker-dealer, credit union or savings association. Corporations, partnerships, trusts or other legal entities will be required to submit additional documentation.


BY TELEPHONE
____________

        Telephone Redemptions and Telephone Exchanges will be suspended for a period of 10 days following a telephonic address change.


PLEASE NOTE THE FOLLOWING REVISIONS REGARDING DISTRIBUTIONS:

        If you elect to receive distributions in cash and checks (1) if returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.


SHAREHOLDER INQUIRIES
_____________________

        All shareholder inquiries should be directed to the Sefton Funds, P.O. Box 182494, Columbus, Ohio 43218-2494 or by calling 1-800-524-2276.


                               _______________



        THE ABOVE REVISIONS ARE EFFECTIVE IMMEDIATELY. EXCEPT AS INDICATED IN THIS SUPPLEMENT, ALL PROCEDURES DESCRIBED IN THE TRUST'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION REMAIN IN EFFECT.